SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               -----------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 30, 1999.


                          NETWORKS ELECTRONIC CORP.
              (Exact Name of Registrant as Specified in Charter)


           California                0-1817                     95-1770469
  (State or Other Jurisdiction     (Commission                 (IRS Employer
        of Incorporation)         File Number)              Identification No.)


                               9750 DeSoto Avenue
                         Chatsworth, California  91311
                   (Address of Principal Executive Offices)

                                (818) 341-0440
                        (Registrant's Telephone Number)

                                     None
                          (Former Name of Registrant)





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ITEM 5.     OTHER INFORMATION

      (a) Reference is made to the press release of the Company issued on July 30, 1999 which contains the information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.





ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1 Press Release



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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 3, 1999                      NETWORKS ELECTRONIC CORP.



                                    By: /s/ DAVID WACHTEL
                                       ------------------------------------
                                       David Wachtel
                                       Chief Executive Office



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                                 EXHIBIT INDEX

EXHIBITS
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99.1        Press Release




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